UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Advanced Biomed Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED BIOMED INC.

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

886-6-3121716

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 30, 2026

To the Stockholders of Advanced Biomed Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting” or “Meeting”) of Advanced Biomed Inc., a Nevada corporation (the “Company”, “ADVB”, “we”, “us”, or “our”), will be held on June 30, 2026, at 10:00 a.m. Eastern Time, at No. 689-85 Xiaodong Road, Yongkang District, Tainan City, Taiwan, unless postponed or adjourned to a later date. At the Annual Meeting, stockholders will act on the following matters:

Proposal No. 1:	To elect five (5) directors to serve on our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified (“Election of Directors”);

Proposal No. 2:	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement (“Advisory Vote on Executive Compensation”);

Proposal No. 3:	To recommend, on a non-binding, advisory basis, the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers (every one year, two years, or three years) (“Advisory Vote on Frequency of Executive Compensation Vote”);

Proposal No. 4:	To ratify the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 (“Ratification of Independent Registered Public Accounting”); and

Proposal No. 5:	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the foregoing proposals (“Adjournment”).

These items of business are more fully described in the proxy statement accompanying this notice. Only holders of record of shares of our common stock, par value $0.001 per share, at the close of business on May 29, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices for a period of at least ten (10) days prior to the Annual Meeting during normal business hours.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. Instructions on how to vote are included in the proxy statement. Even if you have submitted your proxy before the meeting, you may still attend and vote at the meeting, in which case your proxy will be revoked automatically.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

“FOR” each nominee	for Proposal No. 1 (Election of Directors)

“FOR”	for Proposal No. 2 (Advisory Vote on Executive Compensation — Say-on-Pay)

“ONE YEAR”	for Proposal No. 3 (Frequency of Future Advisory Votes on Executive Compensation)

“FOR”	for Proposal No. 4 (Ratification of Appointment of Independent Registered Public Accounting Firm)

“FOR”	for Proposal No. 5 (Adjournment)

By Order of the Board of Directors,

Xiaomin Chen, Ph.D.

Chairman of the Board and Chief Executive Officer

Tainan City, Taiwan

June 4, 2026

i

ADVANCED BIOMED INC.

No. 689-85 Xiaodong Road, Yongkang District

Tainan City, Taiwan

886-6-3121716

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 30, 2026

This proxy statement is being furnished to stockholders of Advanced Biomed Inc., a Nevada corporation (the “Company”, “ADVB”, “we”, “us”, or “our”), in connection with the solicitation of proxies by and on behalf of our Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 30, 2026, at 10:00 a.m. Eastern Time, at No. 689-85 Xiaodong Road, Yongkang District, Tainan City, Taiwan, and at any adjournment or postponement thereof.

In April 2026, the Company completed a leadership transition with the appointment of Xiaomin Chen as Chairman of the Board and Chief Executive Officer, effective April 28, 2026. The Company also completed the acquisition of Acellent Technologies (Hong Kong) Co. Limited, an artificial intelligence company focused on large language models, and trustworthy AI verification systems for regulated financial markets.

This proxy statement, the notice of annual meeting, and the accompanying proxy card are first being mailed or made available to our stockholders on or about June 10, 2026.

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, including the financial statements and financial statement schedules included therein, accompany this proxy statement. Our Annual Report on Form 10-K is not part of the proxy soliciting material.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	What is the purpose of this proxy statement?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting of Stockholders. This proxy statement contains information about the proposals on which we would like you to vote, as well as information about the Annual Meeting.

Q:	When and where is the Annual Meeting?

The Annual Meeting will be held on June 30, 2026, at 10:00 a.m. Eastern Time, at No. 689-85 Xiaodong Road, Yongkang District, Tainan City, Taiwan. The Annual Meeting will be held in person at the physical location listed above. You will not be able to attend the Annual Meeting virtually.

Q:	Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock, $0.001 par value per share, at the close of business on May 29, 2026 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date (May 29, 2026), there were 1,652,133 shares of our common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote on each matter presented at the Annual Meeting.

Q:	What is a quorum?

A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of our common stock entitled to vote are present in person or represented by proxy at the Annual Meeting. Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the meeting may be adjourned to a later date.

Q:	What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote on the following five proposals:

(1)	Election of Directors — to elect five (5) directors to serve on our Board until the next annual meeting of stockholders;

(2)	Advisory Vote on Executive Compensation — to approve, on a non-binding, advisory basis, the compensation of our named executive officers;

(3)	Advisory Vote on Frequency of Executive Compensation Vote — to recommend, on a non-binding, advisory basis, whether future advisory votes on executive compensation should occur every one, two, or three years;

(4)	Ratification of Independent Registered Public Accounting Firm — to ratify the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending June 30, 2026; and

(5)	Adjournment — to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Q: How does the Board recommend I vote on each proposal?

The Board unanimously recommends that you vote:

●	“FOR” each of the director nominees in Proposal No. 1;

●	“FOR” Proposal No. 2 (advisory vote on executive compensation);

●	“ONE YEAR” for Proposal No. 3 (frequency of advisory vote on executive compensation);

●	“FOR” Proposal No. 4 (ratification of independent registered public accounting firm); and

●	“FOR” Proposal No. 5 (adjournment).

Q: What vote is required to approve each proposal?

Proposal No. 1 (Election of Directors): Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominees receiving the highest number of “FOR” votes will be elected as directors. With respect to each nominee, you may vote “FOR” the nominee or “WITHHOLD” authority to vote for the nominee. Because directors are elected by a plurality of the votes cast, votes to withhold authority and broker non-votes will have no effect on the outcome of the election.

Proposal No. 2 (Advisory Vote on Executive Compensation): This proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

Proposal No. 3 (Advisory Vote on Frequency): The frequency option receiving the highest number of votes — one year, two years, or three years — will be considered the recommendation of the stockholders. Broker non-votes and abstentions will have no effect.

Proposal No. 4 (Ratification of Auditor): This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Abstentions and broker non-votes will have no effect on the outcome. Because the ratification of our independent registered public accounting firm is generally considered a routine matter, brokers generally have discretionary authority to vote uninstructed shares on this proposal.

Proposal No. 5 (Adjournment): This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Abstentions and broker non-votes will have no effect on the outcome.

Q:	How can I vote my shares?

If you are a stockholder of record, you may vote your shares by proxy prior to the Annual Meeting in any of the following ways:

●	By Internet: Go to www.Transhare.com and click on “Vote Your Proxy.” Enter the Control Number printed on your proxy card;

●	By Email: Complete, sign, and date your proxy card and email a scanned copy to Proxy@Transhare.com;

●	By Fax: Complete, sign, and date your proxy card and fax to 1.727.269.5616;

●	By Mail: Complete, sign, and date the enclosed proxy card and return it in the postage-prepaid envelope provided, or mail directly to: Proxy Team, Transhare Corporation, 17755 US Highway 19 N, Suite 140, Clearwater FL 33764; or

●	In Person: Attend and vote at the Annual Meeting.

If you hold your shares in “street name” (through a broker, bank, or other nominee), you should follow the voting instructions provided by your broker, bank, or other nominee. You may be eligible to vote over the Internet or by telephone if your broker, bank, or other nominee makes such methods available.

Q:	What if my shares are held in “street name”?

If your shares are held in “street name” by a broker, bank, or other nominee, you are the “beneficial owner” of the shares. Your broker, bank, or other nominee, as the record holder, must vote your shares according to your instructions. Under the rules of the Nasdaq Stock Market, your broker does not have discretion to vote your shares on non-routine matters without your instructions. The ratification of the independent registered public accounting firm (Proposal No. 4) is generally considered a routine matter; the other proposals are non-routine. If you do not give your broker instructions on how to vote your shares on a non-routine matter, your broker will not be able to vote those shares, which will result in a “broker non-vote.”

Q:	What is a “broker non-vote”?

A “broker non-vote” occurs when a bank, broker, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because it did not receive voting instructions from the beneficial owner and does not have discretionary authority to vote such shares on that proposal. Broker non-votes will be counted for quorum purposes but will not be counted in the tabulation of votes on any proposal for which the broker does not have discretionary authority.

Q:	What happens if I sign and return my proxy but do not indicate how I want to vote?

If you submit a properly executed proxy card without giving specific voting instructions, your shares will be voted by the proxy holders as recommended by the Board of Directors: “FOR” each director nominee in Proposal No. 1, “FOR” Proposals No. 2, 4, and 5, “ONE YEAR” for Proposal No. 3, and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting.

Q:	Can I revoke or change my vote after I have submitted my proxy?

Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by: (i) submitting a new proxy bearing a later date; (ii) delivering a written revocation to our Corporate Secretary at No. 689-85 Xiaodong Road, Yongkang District, Tainan City, Taiwan; or (iii) attending and voting in person at the Annual Meeting. If you hold your shares in street name, you should contact your broker, bank, or other nominee for instructions on how to revoke your voting instructions.

Q:	Who is paying for this proxy solicitation?

We are paying all costs associated with this proxy solicitation. Proxies may be solicited on our behalf by directors, officers, or other employees by telephone, internet, or in person, for which they will receive no additional compensation. We may also reimburse brokers, banks, and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners.

Q:	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Q:	Who can help answer my questions?

If you have questions about the proxy statement or the Annual Meeting, or if you would like copies of additional proxy materials, please contact us at: Advanced Biomed Inc., No. 689-85 Xiaodong Road, Yongkang District, Tainan City, Taiwan, Attention: Chief Executive Officer, Telephone: 886-6-3121716.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote “FOR” each of the director nominees named below.

General

Our Board of Directors is currently composed of five (5) members. Our Board has nominated the following individuals for election as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. The Board has nominated the following five (5) individuals for election as directors at the 2026 Annual Meeting:

Name	Age	Director Since	Position
Xiaomin Chen	49	2026	Chairman of the Board and Chief Executive Officer
Mingze Yin	36	2026	Director and Chief Financial Officer
Jing Zhang	47	2025	Independent Director
Cheang I Kei	30	2025	Independent Director
Mingyue Cai	48	2025	Independent Director

Each of the nominees has consented to being named in this proxy statement and has indicated his or her willingness to serve if elected. If a nominee becomes unavailable for election due to an unforeseen circumstance, your proxy may be voted for a substitute nominee designated by our Board of Directors.

Director Biographies and Qualifications

Xiaomin Chen, Ph.D., Chairman of the Board and Chief Executive Officer

Mr. Xiaomin Chen, age 49, has over 20 years of experience in artificial intelligence, large language models, and financial technology. He has been the Chief Executive Officer of Acellent Technologies (Hong Kong) Co., Ltd. since 2019, where he leads the development of a financial-domain large language model (FinLLM) and a trustworthy AI verification system (FinTruth) designed to meet the precision, explainability, and compliance demands of regulated financial markets. From 2010 to 2019, Mr. Chen served as Chief Technology Officer of Shanghai Jianshi Network Technology Co., Ltd., where he built and led a large-scale AI-powered image search platform. From October 2006 to August 2010, Mr. Chen was a Software Engineer on the Core Search & AI team at Google Inc., where he was awarded the Google Annual Outstanding Contribution Award (2009) for his work in AI-powered web indexing and storage optimization at scale. Mr. Chen received a Doctor of Philosophy in Computer Science from Rutgers University in 2006, and a Bachelor of Science in Computer Science from Shanghai Jiao Tong University in 1998.

Mingze Yin, Director and Chief Financial Officer

Mr. Mingze Yin has served as our Chief Financial Officer since November 2022. He has over 11 years of experience in the financial and investment banking industry. He has been the Chief Financial Officer of Shanghai Sglcell Biotech Co., Ltd. since January 2021 and oversees its finance department. From March 2017 to December 2021, Mr. Yin was Director of Shanghai Guangdian Asset Management Co., Ltd., where he participated in all major corporate decisions and financial compliance matters. From February 2020 to November 2020, he was an independent director of TMSR Holding Company Limited (Nasdaq: TMSR) and a member of its Audit Committee, Nominating and Governance Committee, and Compensation Committee. From February 2018 to November 2018, Mr. Yin was the investors relations manager of Planet Green Holdings Corp. (NYSE: PLAG). From November 2015 to February 2017, Mr. Yin was a senior manager of the Investment Banking Department of Zhongshan Securities Co., Ltd. From October 2012 to October 2015, he was the senior audit manager of BDO China Shu Lun Pan Certified Public Accountants LLP. Mr. Yin is a certified internal auditor and obtained his Bachelor of Management from Jiangsu Haiyang University in 2011.

Jing Zhang, Independent Director

Jing Zhang has served as our independent director and the Chair of the Audit Committee since February 2025. Ms. Zhang has more than 25 years of working experience in financial management. Since July 2013, Ms. Zhang has been the Chief Financial Officer of Shanghai Xun Yang Network Technology Co., Ltd. From September 2022 to February 2023, Ms. Zhang served as an independent director and the chair of the audit committee of Code Chain New Continent Limited Co., Ltd. (NASDAQ: CCNC). From March 2009 to July 2013, Ms. Zhang served as the financial manager of Shanghai Branch of Jiangsu Zi Guang Intelligence Co., Ltd. From March 1999 to February 2009, Ms. Zhang served as the accountant and financial director of the Finance Department of the Eight Five Hospital. Ms. Zhang graduated from Zaozhuang University in 1999.

Cheang I Kei, Independent Director

Cheang I Kei has served as our independent director and the Chair of the Compensation Committee since February 2025. Ms. Cheang has been the legal senior manager at Luso International Banking Ltd. since October 2022. She served as the legal manager at Bank of China (Macau) from May 2019 to October 2022. She was the legal assistant at Luso International Banking Ltd. between August 2016 and May 2019. Ms. Cheang is experienced in corporate governance matters and day to day administrative affairs, which we believe makes her a suitable member to our Board. Ms. Cheang received her bachelor’s degree in Chinese-English translation and interpretation from Macau Polytechnic University in 2016.

Mingyue Cai, Independent Director

Mingyue Cai has served as our independent director and the Chair of the Nominating and Corporate Governance Committee since February 2025. Mr. Cai has been the Vice President at Yitu Safety Technology (Shenzhen) Co., Ltd., a PRC company engaged in artificial intelligence development and application. From February 2020 to April 2024, Mr. Cai worked as an independent director and the chair of compensation committee of GD Culture Group Limited (NASDAQ: GDC). From November 2009 to August 2017, he was an administrative director at Rugao Port Group Co., Ltd., a PRC company that focuses on port logistics, industrial park construction and timber, coal and ore trade. From June 2004 to October 2009, Mr. Cai worked as a manager at Shanghai Rishan Environmental Protection Technology Co., Ltd., a PRC company that distribute and retail environmentally friendly cleaning products. Mr. Cai graduated from China Central Radio & TV University in 2015 with a major in administration.

Corporate Governance

Board Independence

Our Board of Directors has determined that three (3) of our five (5) directors are “independent” within the meaning of applicable Nasdaq Listing Rules. Two (2) of our directors are not considered “independent” because of their roles as executive officers of the Company.

Board Leadership Structure

Dr. Xiaomin Chen serves as both Chairman of the Board and Chief Executive Officer. Our Board believes that this combined structure provides unified leadership and direction for the Company at this stage of its development.

Board Committees

Our Board has established the following standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee operates under a written charter adopted by the Board.

Audit Committee

The Audit Committee consists of 3 members: Jing Zhang (Chairperson), Cheang I Kei, and Mingyue Cai. Each member is an independent director within the meaning of applicable Nasdaq Listing Rules and SEC rules. The Audit Committee assists the Board in overseeing our financial reporting process, internal controls, and the independence and qualifications of our independent registered public accounting firm. The Board has determined that Jing Zhang qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934. The Audit Committee’s written charter will be available on the Company’s investor relations website prior to the filing of this Proxy Statement. The Audit Committee met four (4) times during the fiscal year ended June 30, 2025.

Compensation Committee

The Compensation Committee consists of 3 members: Cheang I Kei (Chairperson), Jing Zhang, and Mingyue Cai. Each member is an independent director within the meaning of applicable Nasdaq Listing Rules. The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of our executive officers and directors. The Compensation Committee’s written charter will be available on the Company’s investor relations website prior to the filing of this Proxy Statement. The Compensation Committee met three (3) times during the fiscal year ended June 30, 2025. The Compensation Committee has full authority to determine and approve, or recommend to the Board, the compensation of our executive officers and directors. The Compensation Committee may delegate limited authority to the Chief Executive Officer to approve compensation for non-executive employees. Our Chief Executive Officer may make recommendations to the Compensation Committee regarding compensation for other executive officers, but the Compensation Committee makes all final determinations on executive officer compensation. The Compensation Committee has authority to retain, at the Company’s expense, independent advisers, including compensation consultants and legal counsel, as it determines necessary. The Compensation Committee did not engage any compensation consultant during the fiscal year ended June 30, 2025.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of three members: Mingyue Cai (Chairperson), Jing Zhang and Cheang I Kei. Each member is an independent director within the meaning of applicable Nasdaq Listing Rules. The Nominating and Corporate Governance Committee assists the Board in identifying and recommending nominees for election to the Board and overseeing our corporate governance practices. The Nominating and Corporate Governance Committee’s written charter will be available on the Company’s investor relations website prior to the filing of this Proxy Statement. The Nominating and Corporate Governance Committee met one (1) time during the fiscal year ended June 30, 2025.

Board and Committee Meetings

During the fiscal year ended June 30, 2025, the Board of Directors held four (4) meetings. Each director attended at least 75% of the total meetings of the Board and all committees on which he or she served during the period for which he or she was a director. Our policy is to encourage all directors to attend annual meetings of stockholders. During the fiscal year ended June 30, 2025, the Audit Committee held four (4) meetings, the Compensation Committee held three (3) meetings, and the Nominating and Corporate Governance Committee held one (1) meeting. All of our then-serving directors attended the 2025 Annual Meeting of Stockholders.

Stockholder Communications with the Board

Stockholders may communicate with the Board of Directors or any individual director by sending written correspondence to: Board of Directors, Advanced Biomed Inc., No. 689-85 Xiaodong Road, Yongkang District, Tainan City, Taiwan, Attention: Chief Executive Officer. Communications will be forwarded to the appropriate Board members.

Nominating and Corporate Governance Committee Process

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating, and recommending candidates for election to the Board of Directors. The Committee considers a variety of factors when evaluating director nominees, including relevant business and industry experience, financial expertise, diversity of background and experience, independence under Nasdaq listing standards, and the nominee’s ability to devote sufficient time and attention to Board duties. In evaluating nominees, the Committee also considers: reputation for integrity; understanding of financial matters; possible conflicts of interest; and the degree to which the candidate’s skills complement those of existing directors. The Committee considers factors such as gender, ethnicity, and other characteristics that contribute to diversity of viewpoints and experiences on the Board. For incumbent directors, the Committee also considers each director’s prior contributions. No nominees recommended by security holders or security holder groups owning more than 5% of the Company’s voting common stock were considered during the period covered by this proxy statement. Each of the director nominees was recommended for nomination by the Company’s incumbent non-management (independent) directors and by management, including the Chief Executive Officer. No nominee was recommended by a security holder or group of security holders, or by a third-party search firm. In any event, Mr. Chen and Mr. Yin are executive officers of the Company, and the Company’s incumbent independent directors are standing for re-election, so the source-of-recommendation disclosure under Item 407(c)(2)(vii) of Regulation S-K is not separately required for any nominee.

The Committee will consider director nominees recommended by stockholders. Stockholder nominations must be submitted in writing to the Company’s principal executive offices and must comply with the notice and information requirements set forth in the Company’s bylaws. The Committee will evaluate stockholder nominees using the same criteria applied to all other candidates. Stockholders may recommend director candidates by submitting a written recommendation to the Chairman of the Nominating and Corporate Governance Committee, c/o Advanced Biomed Inc., at the Company’s principal executive offices, with sufficient information about the candidate—including work experience, qualifications, and references—to enable the Committee to evaluate the candidacy. Stockholder recommendations should be made well in advance of the anticipated mailing date of the next proxy statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Based solely on our review of such reports furnished to us, we believe that during fiscal year 2025, all Section 16(a) filing requirements applicable to our directors, executive officers, and beneficial owners of more than 10% of our common stock were satisfied on a timely basis during fiscal year 2025.

Code of Business Conduct and Ethics

We have adopted our code of business conduct (the “code of business conduct”) that applies to all directors, executive officers and employees, which is available on our website. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. Copies of the code of business conduct and charters for each of our board committees will be provided without charge upon request from us and will be posted on our company website at www.advanbiomed.com. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our Internet website.

Board’s Role in Risk Oversight

Periodically, our Board of Directors assesses these roles and the Board of Directors’ leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board of Directors has determined that its current leadership structure is appropriate. While management is responsible for assessing and managing risks to the Company, our Board of Directors is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board of Directors, which has responsibility for general oversight of risks, and standing committees of our Board of Directors. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company.

Recovery of Erroneously Awarded Compensation (Clawback Policy)

We have adopted an executive incentive compensation recovery policy pursuant to Section 10D of the Exchange Act, Rule 10D-1 promulgated under the Exchange Act (“Rule 10D-1”), and Listing Rule 5608 adopted by Nasdaq (the “Listing Standards”) to provide for the recovery of certain incentive-based compensation in the event of an accounting restatement, which became effective in February 2025. The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation received by current or former executive officers (as defined under Rule 10D-1) in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The recovery applies regardless of whether the covered officer engaged in misconduct. The amount subject to recovery is the excess of the incentive-based compensation received over the amount that would have been received based on the restated financials, calculated over a lookback period of the three completed fiscal years preceding the restatement trigger date. During the fiscal year ended June 30, 2025, no amounts were recovered under the Clawback Policy. A copy of the Clawback Policy is filed as Exhibit 97.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

Insider Trading Policy

The Company has adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, and employees. The policy is designed to promote compliance with applicable insider trading laws, rules and regulations, and applicable Nasdaq listing standards. The Insider Trading Policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

Director Compensation

The following table sets forth information regarding compensation paid to our non-employee directors during the fiscal year ended June 30, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Cheang I Kei	8,000	-	8,000

Jing Zhang and Mingyue Cai, each an independent director, received no compensation from the Company for service as a director during the fiscal year ended June 30, 2025.

No director or nominee for director of the Company has received or will receive any compensation from any third party in connection with service as a director of the Company or any nomination for election to the Board of Directors.

Vote Required and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominees receiving the highest number of “FOR” votes will be elected as directors. Broker non-votes and abstentions will have no effect on the outcome. With respect to each nominee, you may vote “FOR” the nominee or “WITHHOLD” authority to vote for the nominee. Because directors are elected by a plurality of the votes cast, votes to withhold authority and broker non-votes will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Company is providing its stockholders with a non-binding advisory vote to approve the compensation of its named executive officers as disclosed in this proxy statement, including the compensation tables and the related narrative discussion. This vote is commonly referred to as a “say-on-pay” vote.

Although this advisory vote is non-binding, the Board of Directors and the Compensation Committee value the opinions expressed by stockholders and will carefully consider the outcome of this vote when making future executive compensation decisions. This vote is required under Section 14A of the Exchange Act and is not binding on the Board of Directors or the Compensation Committee; it will not be construed as overruling any decision by the Board or the Compensation Committee.

The next advisory vote on executive compensation following this Annual Meeting is expected to be held at the 2027 annual meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote “FOR” the advisory approval of the compensation of our named executive officers.

Overview

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement pursuant to SEC rules, including the compensation tables and the related narrative disclosure.

The compensation of our NEOs is designed to attract, retain, and motivate highly qualified executives who are critical to the Company’s success. Our executive compensation program aims to align the interests of our executives with those of our stockholders by tying a significant portion of compensation to the achievement of the Company’s business and financial objectives.

Named Executive Officers

Our named executive officers as of the date hereof and for the fiscal year ended June 30, 2025 were:

●	Xiaomin Chen — Chairman of the Board and Chief Executive Officer (effective April 28, 2026)

●	Yi Lu, Ph.D. — former Chairman of the Board and Chief Executive Officer (served as principal executive officer during the fiscal year ended June 30, 2025)

●	Mingze Yin — Director and Chief Financial Officer

●	Steven I-Fang Cheng, Ph.D. — former Chief Technology Officer (employment terminated in August 2024)

Compensation Philosophy and Objectives

Our compensation philosophy is to provide competitive compensation packages that: (i) attract and retain talented executives; (ii) incentivize strong individual and Company performance; and (iii) align executive interests with long-term stockholder value creation. Our executive compensation program consists of base salary, annual performance-based cash bonuses, and long-term equity incentives under our 2023 Stock Incentive Plan, as well as other benefits and perquisites.

Advisory Vote

We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation philosophy, policies, and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote, on an advisory, non-binding basis, “FOR” the following resolution:

“RESOLVED, that the compensation paid to Advanced Biomed Inc.’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative disclosure, is hereby APPROVED on an advisory basis.”

This vote is advisory and non-binding on our Board of Directors and Compensation Committee. However, our Board and Compensation Committee value the opinions expressed by our stockholders in their vote and will consider the outcome of this vote when making future executive compensation decisions.

Vote Required and Board of Directors’ Recommendation

This advisory vote on executive compensation is non-binding. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote “ONE YEAR” for the advisory vote on the frequency of future advisory votes on executive compensation.

Overview

In accordance with Section 14A of the Exchange Act, we are asking stockholders to indicate, on a non-binding, advisory basis, how frequently they believe we should hold future advisory votes on the compensation of our named executive officers. Stockholders may vote for holding such votes every one year, every two years, or every three years, or may abstain from voting.

The Board of Directors recommends that the advisory say-on-pay vote occur every one year. The Board believes that an annual frequency provides stockholders with the most timely and direct opportunity to express their views on the Company’s executive compensation decisions and practices, and is consistent with the Company’s commitment to ongoing stockholder engagement.

The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal: every one year, every two years, every three years, or abstain. Stockholders are not voting to approve or disapprove of any recommendation. The frequency option that receives the greatest number of votes will be considered the recommendation of the stockholders.

Because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders to hold future advisory votes on executive compensation more or less frequently than the option favored by stockholders. However, our Board values the opinions of stockholders and intends to take the results of this vote into account when making future decisions about the frequency of the advisory vote on executive compensation.

Vote Required and Board of Directors’ Recommendation

This advisory vote on frequency is non-binding. The frequency option that receives the greatest number of votes — one year, two years, or three years — will be considered the recommendation of the stockholders. Broker non-votes and abstentions will have no effect on the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR “ONE YEAR” AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of WWC, P.C. as our independent registered public accounting firm.

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed WWC, P.C. (“WWC”) as our independent registered public accounting firm for the fiscal year ending June 30, 2026. WWC is a registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”). WWC has served as our independent registered public accounting firm since 2022.

Although stockholder ratification of the appointment is not legally required, our Board believes that it is good corporate practice to submit the selection to stockholders for ratification. If the stockholders do not ratify the appointment, our Audit Committee will reconsider the selection. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

A representative of WWC is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees billed by WWC for audit and other services for the fiscal years ended June 30, 2025 and June 30, 2024:

Fee Type	Fiscal Year 2025 ($)	Fiscal Year 2024 ($)
Audit Fees	200,000	200,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	200,000	200,000

“Audit Fees” represent fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of interim condensed consolidated financial statements included in our quarterly reports, and services that are normally provided in connection with statutory and regulatory filings.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

“Tax Fees” represent fees billed for professional services rendered relating to tax compliance, tax advice, and tax planning.

“All Other Fees” represent fees billed for any services not reported in the categories above.

Pre-Approval Policy

Our Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee considers whether the provision of specific non-audit services is compatible with maintaining the auditor’s independence and has concluded that the provision of those services is compatible with maintaining WWC’s independence. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the full Audit Committee at its next scheduled meeting.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WWC, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026.

AUDIT COMMITTEE REPORT

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. In accordance with its written charter, the Audit Committee of the Board of Directors oversees the Company’s financial reporting process on behalf of the Board of Directors.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended June 30, 2025. The Audit Committee has also discussed with WWC, P.C., the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from WWC, P.C. required by applicable requirements of the PCAOB regarding WWC, P.C.’s communications with the Audit Committee concerning independence, and has discussed with WWC, P.C. its independence from the Company and management.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

This report is submitted by the Audit Committee of the Board of Directors:

Jing Zhang (Chair)

Cheang I Kei

Mingyue Cai

This Audit Committee Report is not “soliciting material,” is not “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any past or future SEC filing by the Company unless specifically incorporated by reference therein.

PROPOSAL NO. 5 — ADJOURNMENT OF THE ANNUAL MEETING

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote “FOR” the adjournment of the Annual Meeting, if necessary or appropriate.

Overview

We are asking stockholders to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals, or to ensure that any supplement or amendment to this proxy statement is timely provided to stockholders.

If the Annual Meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders if the time, date and place of the adjourned meeting are announced at the Annual Meeting at which adjournment is taken, the adjournment is for no more than thirty (30) days, and a new record date is not fixed for the adjourned meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

Vote Required and Board of Directors’ Recommendation

Approval of this Proposal No. 5 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date for: (i) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock; (ii) each of our named executive officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days following the Record Date pursuant to options, warrants, or other rights are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. As of the Record Date, there were 1,652,133 shares of our common stock issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
Directors and Named Executive Officers:
Xiaomin Chen (Chief Executive Officer)	270,000	16.343%
Hung To Pau (Director)	176,225	10.667%
Mingze Yin (Chief Financial Officer)	—	—
Jing Zhang (Independent Director)	—	—
Cheang I Kei (Independent Director)	—	—
Mingyue Cai (Independent Director)	—	—
All directors and executive officers as a group (six (6) persons)	446,225	27.009%
Greater Than 5% Holders:
Yi Lu, Ph.D. (Fomer Chief Executive Officer)	335,400	20.301%
Advance On Ventures Limited(1)	109,200	6.610%
Wang Jie	100,000	6.053%
Yimin Jin	100,000	6.053%

*	Less than 1%.

(1)	Chen-Yi Lee is the sole director and controlling person of Advance On Ventures Limited, and has sole voting and dispositive power over shares beneficially owned by Advance On Ventures Limited.

(2)	Represents approximately 82,535 shares of Common Stock (calculated as 1,650,710 pre-split commitment fee shares issued on January 30, 2026, divided by the 1:20 reverse stock split ratio effective February 20, 2026) held by Helena Global Investment Opportunities I Ltd in connection with the equity line of credit agreement. Helena Global does not appear as a registered holder on the TRANSHARE CORP shareholder list effective May 27, 2026; its shares are believed to be held in street name through CEDE & Co. (DTC).

Reverse Stock Split. On February 20, 2026, the Company effected a 1-for-20 reverse stock split of its issued and outstanding shares of Common Stock (the “Reverse Stock Split”). As a result of the Reverse Stock Split, every 20 shares of the Company’s issued and outstanding Common Stock were converted into one share of Common Stock. No fractional shares were issued; stockholders who would otherwise have been entitled to receive a fractional share received a cash payment in lieu thereof. All share counts and per-share prices in this Proxy Statement are presented on a post-Reverse Stock Split basis unless otherwise noted.

Nasdaq Bid-Price Compliance. Following the Reverse Stock Split, the Company regained compliance with Nasdaq’s minimum bid price requirement of $1.00 per share set forth in Nasdaq Listing Rule 5550(a)(2). The Company received written notification from Nasdaq confirming restoration of compliance with the bid-price requirement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation earned by our named executive officers for the fiscal years ended June 30, 2025 and June 30, 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Comp. ($)	Total ($)
Yi Lu, Ph.D.,	2025	-	-	-	-	-	-
Former Chairman & CEO	2024	-	-	-	-	-	-
Mingze Yin,	2025	161,743	-	-	-	-	-
Director and Chief Financial Officer	2024	-	-	-	-	-	-
Steven I-Fang Cheng, Ph.D.,	2025	-	-	-	-	-	-
Former Chief Technology Officer	2024	-	-	-	-	-	-

Compensation Philosophy and Process. For the fiscal year ended June 30, 2025, the Compensation Committee designed the Company’s executive compensation program to be primarily fixed and retention-focused, reflecting the Company’s development-stage operating profile and the need to preserve cash resources while retaining leadership talent during a period of clinical and operational progress. In setting named executive officer compensation, the Compensation Committee considered the Company’s operating performance, available cash resources, clinical milestones achieved during the fiscal year, and prevailing market practices among comparable development-stage companies. No performance bonuses were paid to named executive officers for fiscal year 2025, reflecting the Company’s operating loss position and the Compensation Committee’s determination that cash conservation was in the best interests of the Company and its stockholders.

Employment Agreements and Arrangements

The following summarizes the material terms of employment agreements and arrangements with our named executive officers. Dr. Yi Lu served as Chief Executive Officer and Chairman of the Board until April 28, 2026, when he was succeeded by Mr. Xiaomin Chen. Mr. Mingze Yin has served as Chief Financial Officer and Director since November 2022.

Yi Lu, Ph.D. — Former Chairman and Chief Executive Officer

Effective April 28, 2026, the Company and Yi Lu, Ph.D. entered into a Mutual Separation and Release Agreement pursuant to which Dr. Lu resigned from all positions with the Company. In connection with his separation, the Company agreed to issue Dr. Lu 39,999 shares of common stock as severance consideration. Other than the foregoing, no cash compensation or other benefits are payable to Dr. Lu in connection with his separation.

Mingze Yin — Director and Chief Financial Officer

On November 1, 2022, the Company entered into an employment agreement with Mingze Yin as Director and Chief Financial Officer. Pursuant to the agreement, Mr. Yin is entitled to receive an annual base salary of $161,743. The employment agreement has an initial term of one year and is automatically renewable for successive one-year terms unless either party provides written notice of non-renewal at least 30 days prior to the end of the applicable term.

Xiaomin Chen — Chairman of the Board and Chief Executive Officer

Effective April 28, 2026, the Company entered into an employment agreement with Xiaomin Chen as Chairman of the Board and Chief Executive Officer. Pursuant to the agreement, Mr. Chen is entitled to receive a monthly base salary of $12,000. The employment agreement has an initial term of one year and is automatically renewable for successive one-year terms unless either party provides written notice of non-renewal at least 30 days prior to the end of the applicable term.

Potential Payments Upon Termination

The Company is not party to any agreement, plan, or arrangement that provides for payments to any named executive officer at, following, or in connection with a termination of employment, change in control, or retirement, other than as described above under “Employment Agreements and Arrangements.” The Company does not maintain any pension, retirement, or deferred compensation plans for its executive officers or directors.

2023 Stock Incentive Plan

Effective March 30, 2023, our Board of Directors approved the 2023 Stock Incentive Plan (the “2023 Plan”). Under the 2023 Plan, the Board may grant options or purchase rights to purchase common stock to officers, employees, and other persons who provide services to the Company or any related company. A total of 750,000 shares (post-split) of our common stock are subject to the 2023 Plan. As of the date of this proxy statement, the Company has granted no stock options to purchase any shares of common stock under the 2023 Plan.

The Board of Directors has the authority to amend, suspend, or terminate the 2023 Plan without the approval of stockholders, except that stockholder approval is required to the extent mandated by applicable Nasdaq listing standards or the Internal Revenue Code (including Section 422 thereof with respect to incentive stock options). As of June 30, 2025, no awards of any kind had been granted under the 2023 Plan.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards held by any of our named executive officers as of June 30, 2025.

Pay Versus Performance

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, the following table sets forth information regarding the relationship between compensation actually paid to the Company’s named executive officers and certain financial performance measures for the fiscal years ended June 30, 2025 and June 30, 2024. The Company is a smaller reporting company and has provided the disclosure below on a scaled basis in accordance with applicable SEC rules.

Fiscal Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(3) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(2) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)(3) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4) ($)	Net Income (Loss)(5) ($)
2025	—	—	80,872	80,872	17.50	(3,258,969)

2024	—	—	—	—	N/A (Company was not publicly traded during fiscal year ended June 30, 2024)	(2,782,278)

(1)	Yi Lu served as the Company’s Principal Executive Officer (PEO) for the fiscal years ended June 30, 2025 and June 30, 2024.

(2)	For fiscal year 2025, the non-PEO Named Executive Officers (“NEOs”) are Mingze Yin (Chief Financial Officer) and Steven I-Fang Cheng (former Chief Technology Officer, whose employment was terminated in August 2024). For fiscal year 2024, the non-PEO NEOs are Mingze Yin and Steven I-Fang Cheng.

(3)	Compensation Actually Paid (“CAP”) equals the Summary Compensation Table Total for each year because no equity awards were granted to any NEO during fiscal years 2025 or 2024. Accordingly, no adjustments to the SCT Total are required under Item 402(v) of Regulation S-K.

(4)	Total Shareholder Return (“TSR”) represents the value of an initial $100 investment in the Company’s common stock based on the IPO price of $4.00 per share on March 6, 2025, the first day of trading on the Nasdaq Capital Market. The Company was not publicly traded during fiscal year 2024; accordingly, TSR is not applicable for fiscal year 2024.

(5)	Net Income (Loss) reflects the net income (loss) of the Company as reported in the Company’s audited consolidated financial statements for the applicable fiscal year.

Relationship Between Pay and Performance. As reflected in the table above, the Company’s executive compensation for fiscal years 2025 and 2024 consisted primarily of base salary. Because the Company has not granted equity awards to its named executive officers, Compensation Actually Paid equals the Summary Compensation Table Total for each applicable year. The Company had no revenues during fiscal years 2025 or 2024, and its net losses reflect operating expenses related to its clinical stage operations. The Company does not use Total Shareholder Return or net income as formal performance metrics in setting executive compensation.

Equity Compensation Plan Information

The following table provides information regarding our equity compensation plans as of June 30, 2025. As of that date, we had one equity compensation plan: the 2023 Stock Incentive Plan (the “2023 Plan”), under which up to 750,000 shares of our common stock were authorized for issuance (on a post-split basis following the 1-for-20 reverse stock split effected February 20, 2026). As of June 30, 2025, no awards of any kind had been granted under the 2023 Plan and no options or other rights were outstanding. The 2023 Plan was approved by the Board of Directors but was not submitted to or approved by the Company’s stockholders. As of the date of this proxy statement, no awards have been granted under the 2023 Plan.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	—
Equity compensation plans not approved by security holders	—	N/A	750,000
Total	—	N/A	750,000

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Audit Committee is responsible for reviewing and approving all transactions between the Company and related parties. The following is a summary of transactions since July 1, 2024 to which we have been a party in which the amount involved exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end, and in which any director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Acquisition of Acellent Technologies (Hong Kong) Co. Limited

On April 30, 2026, the Company completed the acquisition of Acellent Technologies (Hong Kong) Co. Limited (“Acellent”) from Xiaomin Chen, our Chairman of the Board and Chief Executive Officer. As consideration for the acquisition, the Company issued 270,000 shares of its common stock to Mr. Chen at a per share price of $4.00, for an aggregate purchase price of $1,080,000. The Board of Directors approved the acquisition as a related party transaction after determining that the terms were fair to the Company and its stockholders. The acquisition reflects the Company’s strategic pivot toward artificial intelligence technologies, including the financial domain large language model (FinLLM) and trustworthy AI verification system (FinTruth) developed by Acellent.

Loan to Yi Lu, Ph.D.

In January 2023, Advanced Biomed Inc. (Taiwan), our subsidiary, entered into an unsecured, interest-free loan to Dr. Yi Lu, our former Chairman and CEO, in the amount of NTD 3,578,212 (approximately USD $114,065) for general working capital. As of December 31, 2025, the outstanding loan balance due to Dr. Yi Lu amounted to approximately USD $114,065.

Transactions with Well Fancy Development Ltd.

Well Fancy Development Ltd. is a related party entity in which Hung To Pau, Ph.D. is the director and stockholder of the entity. The Company has engaged in certain transactions with Well Fancy Development Ltd. in the ordinary course of business. For further details, see Note 12 to our condensed consolidated financial statements for the quarter ended December 31, 2025.

Unsecured Loan from Wang Jie

On April 14, 2026, the Company borrowed $600,000 from Wang Jie pursuant to an unsecured promissory note (the “Wang Jie Note”). The Wang Jie Note bears interest at a rate of 8% per annum and matures on October 14, 2026. Wang Jie is one of two investors party to the Securities Purchase Agreement dated January 28, 2026 (the “SPA”), pursuant to which Wang Jie subscribed for $2,000,000 in shares of our common stock. As a party to the SPA, Wang Jie may be deemed a beneficial owner of more than 5% of our common stock and is therefore a related party for purposes of Item 404 of Regulation S-K. This transaction was reported on the Company’s Current Report on Form 8-K filed with the SEC on April 14, 2026.

Advance On Ventures Limited

Chen-Yi Lee is the sole director and controlling person of Advance On Ventures Limited, which owns approximately 6.610% equity interest in the Company, and has sole voting and dispositive power over shares beneficially owned by Advance On Ventures Limited. (3) Represents 270,000 shares of Common Stock issued to Xiaomin Chen on April 30, 2026 in connection with the acquisition of Acellent Technologies (Hong Kong) Co. Limited.

ADDITIONAL INFORMATION

Annual Report

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, including financial statements and financial statement schedules, accompanies this proxy statement. Copies of the Annual Report are available free of charge upon written request to: Advanced Biomed Inc., No. 689-85 Xiaodong Road, Yongkang District, Tainan City, Taiwan, Attention: Chief Executive Officer. The Annual Report on Form 10-K is not a part of the proxy soliciting material.

Where You Can Find More Information

We are subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, we file annual reports, quarterly reports, proxy statements, information statements, and other information with the SEC. You may obtain information about us by reading our filings with the SEC. You may access all of our filings free of charge at the SEC’s website at www.sec.gov.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for our next annual meeting of stockholders pursuant to SEC Rule 14a-8 must be received by our Corporate Secretary no later than February 10, 2027, which is 120 calendar days before the anniversary of the date this proxy statement is first sent to stockholders (estimated June 10, 2026). Any such proposal must comply with Rule 14a-8 under the Exchange Act.

Stockholders who wish to nominate a director or bring other business before the next annual meeting outside of Rule 14a-8 must comply with the advance notice requirements set forth in our bylaws. Generally, such notice must be received no earlier than March 2, 2027 and no later than April 1, 2027. The notice must set forth, among other things, the information required by our bylaws.

Householding

We have adopted a procedure approved by the SEC called “householding” under which multiple stockholders sharing the same address will receive only one copy of the Annual Report and proxy statement, unless we receive contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the proxy statement or Annual Report, please contact us at the address or telephone number listed above. If you are currently receiving multiple copies and wish to receive only one copy, please contact your broker or other holder of record.

Other Matters

Our Board of Directors does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that will be submitted by others. If any other matter is properly brought before the Annual Meeting, the proxy holders named in the enclosed proxy will vote on that matter in accordance with their best judgment.

By Order of the Board of Directors,

Xiaomin Chen

Chairman of the Board and Chief Executive Officer

Advanced Biomed Inc.

Tainan City, Taiwan

June 4, 2026